UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 24, 2006


                          Scores Holding Company, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


             Utah                     000-16665                  87-0426358
             ----                     ---------                  ----------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


        533-535 West 27th St., New York, NY              10001
        ------------------------------------             -----
      (Address of Principal Executive Offices)        (Zip Code)


                                 (212) 868-4900
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers

          On March 27, 2006, Elliot Osher resigned from his positions as a Secretary and Director of the Scores Holding Company, Inc. Mr. Osher's resignation did not result from any disagreement between him and us.

Item 8.01 Other Events

          On March 24, 2006, Elliot Osher, the former Secretary and a former Director of the Company, was charged with first degree assault.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Scores Holdings Company, Inc.


Dated:  March 28, 2006                           By:/s/ Richard Goldring
                                                    ---------------------------
                                                    Name:  Richard Goldring
                                                    Title:  President